                [PRUDENTIAL LOGO]                                                  STRATEGIC PARTNERS SELECT(SM) APPLICATION

                Pruco Life Insurance Company,                                   Flexible Payment Variable Deferred Annuity
                a Prudential Company
----------------------------------------------------------------------------------------------------------------------------
                On these pages, I, you,and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance
                Company, a Prudential company.
----------------------------------------------------------------------------------------------------------------------------
1 CONTRACT      Contract number (if any)| | | | | | | | | |
  OWNER
  INFORMATION   [  ] Individual   [  ] Corporation   [  ] UGMA/UTMA   [  ] Other

                TRUST: [  ] Grantor   [  ] Revocable   [  ] Irrevocable   TRUST DATE (mo., day, year)| | |  | | |  | | | | |

                Name of owner (first, middle initial, last name)

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
                Street                                                                                             Apt.

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |     | | | |
                City                                                                 State    ZIP code

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |   | | | | | | - | | | |
                Social Security number/TIN      Date of birth(mo., day, year)    Telephone number

                | | | | | | | | | |               | | |  | |   | | | | |        | | | |  | | | | - | | | | |

                [  ] Female       [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of

                [  ] Male         [  ] Resident alien        | | | | | | | | | | | | | | | | | | | | | | | | |

                If a corporation or trust is indicated above, please check the following as it applies.

                [  ] Tax-exempt entity under IRS Code 501   [  ]Trust acting as agent for an individual under IRS Code 72(u)
--------------------------------------------------------------------------------------------------------------------------
2 JOINT         The joint owner can only be the owner's spouse and must be listed as the primary beneficiary.
  OWNER
  INFORMATION   Name of joint owner (first, middle initial, last name)
  (if any)
  Do not        | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  complete if   Street (Leave address blank if same as owner.)                                        Apt.
  you are
  opening       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  an IRA.       City                                          State     ZIP code

                | | | | | | | | | | | | | | | | | | | | | | |  | | |    | | | | | |-| | | |
                Social Security number/TIN      Date of birth(mo., day, year)    Telephone number

                | | | | | | | | | |               | | |  | | |  | | | |        | | | |  | | | | - | | | |

                [  ] Female       [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of

                [  ] Male         [  ] Resident alien        | | | | | | | | | | | | | | | | | | | | | | | | |
--------------------------------------------------------------------------------------------------------------------------
3 ANNUITANT     This section must be completed only if the annuitant is not the owner or if the owner is a trust or
  INFORMATION   a corporation.
  (if different Name of annuitant (first, middle initial, last name)
   than the
   owner)       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
                Street (Leave address blank if same as owner.)                                        Apt.

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
                City                                          State     ZIP code

                | | | | | | | | | | | | | | | | | | | | |     | | |     | | | | | | | - | | | | |
                Social Security number/TIN      Date of birth(mo., day, year)    Telephone number

                | | | | | | | | | |             | | |  | | |  | | | |        | | | |  | | | | - | | | |

                [  ] Female       [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of

                [  ] Male         [  ] Resident alien        | | | | | | | | | | | | | | | | | | | | | | | | |
--------------------------------------------------------------------------------------------------------------------------

Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014
 ORD 99669                       Page 1 of 6                          Ed. 3/2001

--------------------------------------------------------------------------------------------------------------------------
4 CO-ANNUITANT    Name of co-annuitant (first, middle initial, last name)
  INFORMATION     |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
  (if any)
  Do not          Social Security number/TIN     Date of birth(mo., day, year)    Telephone number
  complete if     |  |  |   |   |   |   |   |    |  |  |  |  |  |  |  |  |  |    |  |  |  | |  |  |-|  |  |  |
  you are
  opening an     [  ] Female       [  ] U.S. citizen    [  ] I am not a U.S. citizen or resident alien. I am a citizen of
  IRA.
                 [  ] Male         [  ] Resident alien       |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
----------------------------------------------------------------------------------------------------------------------------
5 BENEFICIARY     [ X ]PRIMARY CLASS
  INFORMATION     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
  (Please add
  additional      |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
  beneficiaries
  in section      TRUST:  [  ] Revocable   [  ] Irrevocable          Trust date (mo., day, year)|  |  |  |  |  |  |  |  |  |
  15.)
                  Beneficiary's relationship to owner |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |

                  CHECK ONLY ONE:   [  ] Primary class   [  ] Secondary class

                  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
                  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |

                  TRUST:  [  ] Revocable   [  ] Irrevocable           Trust date (mo., day, year)

                  Beneficiary's relationship to owner |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
----------------------------------------------------------------------------------------------------------------------------
6 TYPE OF         PLAN TYPE. Check only one:
  PLAN AND
  SOURCE OF       [  ] Non-qualified  [  ] Traditional IRA  [  ] Roth IRA/Custodial  [  ] Custodial Account (PSI only)
  FUNDS           ----------------------------------------------------------------------------------------------------------
  (minimum of
  $10,000)        SOURCE OF FUNDS. Check all that apply:

                  [  ] Total amount of the check(s) included with this
                       application. (Make checks payable to Prudential.)     $|  |  |,|  |  |  |,|  |  |  |.|  |  |

                  [  ] IRA Rollover                                          $|  |  |,|  |  |  |,|  |  |  |.|  |  |

                  If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                  $|  |,|  |  |  |.|  |  | Year                           $|  |,|  |  |.|  |  |Year|  |  |  |  |

                  [  ] 1035 Exchange (non-qualified only), estimated amount:   $|  |  |,|  |  |  |,|  |  |  |.|  |  |

                  [  ] IRA Transfer (qualified), estimated amount:             $|  |  |,|  |  |  |,|  |  |  |.|  |  |

                  [  ] Direct Rollover (qualified), estimated amount:          $|  |  |,|  |  |  |,|  |  |  |.|  |  |

                  [  ] Roth Conversion IRA, establishment date:(*)              |  |  | |  |  |  | |  |  |  |  |
                                                                                 month     day           year

                  (*)This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

                  A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE
                  REPORTED TO THE INTERNAL REVENUE SERVICE.
----------------------------------------------------------------------------------------------------------------------------

ORD 99669                               Page 2 of 6                   Ed. 3/2001


--------------------------------------------------------------------------------------------------------------------------
  PURCHASE      Please write in the percentage of your payment that you want to allocate to the following options. The
  PAYMENT       total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST
  ALLOCATION(S) INITIAL THE CHANGES.

--------------------------------------------------------------------------------------------------------------------------
                                         OPTION                                                         OPTION
  INTEREST RATE OPTIONS                  CODES      %    VARIABLE INVESTMENT OPTIONS                    CODES      %
--------------------------------------------------------------------------------------------------------------------------
  1 Year Fixed-Rate Option               1YRFXD          SP Davis Value Portfolio                       VALUE
--------------------------------------------------------------------------------------------------------------------------
  7 Year Market Value Adjustment         7YRM VA         SP Deutsche International Equity               DEUEQ
  Option*                                                Portfolio
--------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTIONS                            SP Growth Asset Allocation Portfolio           GRW AL
--------------------------------------------------------------------------------------------------------------------------
  Prudential Global Portfolio            GLEQ            SP INVESCO Small Company Growth Portfolio      VIFSG
--------------------------------------------------------------------------------------------------------------------------
  Prudential Jennison Portfolio          GROWTH          SP Jennison International Growth Portfolio     JENIN
--------------------------------------------------------------------------------------------------------------------------
  Prudential Money Market Portfolio      MMKT            SP Large Cap Value Portfolio                   LRCAP
--------------------------------------------------------------------------------------------------------------------------
  Predential Stock Index Portfolio       STIX            SPM FS Capital Opportunities Portfolio         MFSCO
--------------------------------------------------------------------------------------------------------------------------
  SP Aggressive Growth Asset             AGGGW           SP MFS Cap Growth Portfolio                    MFSCO
  Allocation Portfolio
--------------------------------------------------------------------------------------------------------------------------
  SP AIM Aggressive Growth Portfolio     AIMAG           SP PIMCO  High Yield Portfolio                 MFSMC
--------------------------------------------------------------------------------------------------------------------------
  SP AIM Growth and Income Portfolio     AIMGI           SP PIMCO Total Return Portfolio                RETURN
--------------------------------------------------------------------------------------------------------------------------
  SP Alliance Large Cap Growth Portfolio LARCP           SP Prudential U.S. Emerging Growth Portfolio   EMRGW
--------------------------------------------------------------------------------------------------------------------------
  SP Alliance Technology Portfolio       ALLTC           SP Small/Mid Cap Value Portfolio               SMDVL
--------------------------------------------------------------------------------------------------------------------------
  SP Balanced Asset Allocation Portfolio BALAN           SP Strategic Partners Focus Growth Portfolio   STRPR
--------------------------------------------------------------------------------------------------------------------------
  SP Conservative Asset Allocation       CONSB           Janus Aspen Series Growth Portfolio-           JANSR
  Portfolio                                              Service Shares
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL                                                       100%
--------------------------------------------------------------------------------------------------------------------------

* The 7-Year Market Value Adjustment option is not available in OR or WA.

---------------------------------------------------------------------------------------------------------------------------
8 DOLLAR COST   [  ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.
  AVERAGING
  PROGRAM          TRANSFER FROM:(7 year market value adjustment option not available.)

                   Option code:| | |  | | | |     $| | |,| | | |,| | |.| | |  or   | | |

                   TRANSFER FREQUENCY:  [  ] Annually    [  ] Semiannually    [  ] Quarterly     [  ] Monthly

                   TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                   The total of the two columns must equal 100 percent.
                   OPTION CODE           PERCENT            OPTION CODE           PERCENT

                   | | | | | | | |       | | | |            | | | | | | | |       | | | |

                   | | | | | | | |       | | | |            | | | | | | | |       | | | |

                   | | | | | | | |       | | | |            | | | | | | | |       | | | |

                I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.
--------------------------------------------------------------------------------------------------------------------------

ORD 99669                 Page 3 of 6                                 Ed. 3/2001

--------------------------------------------------------------------------------------------------------------------------
9  AUTO-                [  ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix
   REBALANCING               automatically adjusted as allocated in section 10 under my variable investment options.

                             Adjust my portfolio:    [  ] Annually    [  ] Semiannually    [  ] Quarterly     [  ] Monthly

                             Please specify the start date if different than the contract date:  | | |  | | |   | | | | |
                                                                                                 month   day     year
--------------------------------------------------------------------------------------------------------------------------
10 TELEPHONE            We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to
   TRANSFERS            extend authority as follows.

                        [  ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered
                             Investment Adviser.
--------------------------------------------------------------------------------------------------------------------------
11 AGGREGATION          [  ] I have purchased another non-qualified annuity from Prudential or an affiliated company this
   (non-qualified            calendar year.
   annuities only)                           | | | | | | | | | | | | | | | |
                             Contract number
--------------------------------------------------------------------------------------------------------------------------
12 REPLACEMENT           THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional            Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   comments in
   section 15.)          [  ] Yes     [  ] No

                         If "Yes," provide the following information for each policy or contract and attach all applicable
                         Prudential disclosure and state replacement forms.

                         Company name

                         | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

                         Policy or contract number     Year of issue (mo., day, year)   Name of plan (if applicable)

                         | | | | | | | | | | | | | |     | | |   | | |  | | | | |         | | | | | | | | | | | | |

                         THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
                         Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?
                         [  ] Yes      [  ] No
--------------------------------------------------------------------------------------------------------------------------
13 SIGNATURE(S)         If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that
                        I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                        No representative can make or change a contract or waive any of the rights.

                        I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.


                        [  ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                        [  ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                        [  ] Check here to request a Statement of Additional Information.

                        Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                        CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                                                                                                          (continued)
--------------------------------------------------------------------------------------------------------------------------

ORD 99669                    Page 4 of 6                            Ed. 3/2001

--------------------------------------------------------------------------------------------------------------------------
13 SIGNATURE(S)      COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an
   (continued)       insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the
                     Colorado Division of Insurance within the Department of Regulatory Agencies.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR
                     IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es)
                     the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                     OWNER'S TAX CERTIFICATION

                      Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number. I HAVE/HAVE NOT (circle one) been notified by the Internal
                      Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                                 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                   DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                     We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.




                     X
                      -------------------------------------------------------                  | | | |   | | |      | | | | |
                       Contract owner's signature and date                                      month     day           year


                     X
                      -------------------------------------------------------                  | | | |   | | |      | | | | |
                       Joint owner's signature (if applicable) and date                         month     day           year


                     X
                      -------------------------------------------------------                  | | | |   | | |      | | | | |
                       Annuitant's signature (if applicable) and date                           month     day           year


                     X
                      --------------------------------------------------------                 | | | |   | | |      | | | | |
                       Co-annuitant's signature (if applicable) and date                        month     day           year



                      --------------------------------------------------------
                       Signed at (city, state)

------------------------------------------------------------------------------------------------------------------------------------

ORD 99669                            Page 3 of 6                      Ed. 3/2001

--------------------------------------------------------------------------------------------------------------------------
14 Represen-         Commission Option (For Retail Distribution only. Choose only one.):
   tative's
                     1.  [  ]  No Trail     2.  [  ]  Mid Trail      3.  [  ]  High Trail
   Signature(s)
                     Note: If an option is not selected, the default option will be Option 3.

                     This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.
                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


                                                                                               | | | | | | | | | | | | | | | | | |
                      Representative's name (Please print)                                      Rep's contract/FA number

                     X                                                                         | | | |   | | |     | | | | | | | |
                      ------------------------------------------
                      Representative's signature and date                                      month     day           year

                                                                                               | | | | | | | | | | | | | | | | | |
                      ------------------------------------------
                      Second representative's name (Please print)                               Rep's contract/FA number

                     X                                                                         | | | |   | | |     | | | | | | | |
                      ------------------------------------------
                      Second representative's signature and date                               month     day           year

                                                                                            | | | |  | | | | | - | | | | | | | | |
                      ------------------------------------------
                      Branch/field office name and code                               Representative's telephone number


--------------------------------------------------------------------------------------------------------------------------
  Additional
  Remarks
                -------------------------------------------------------------------------


                -------------------------------------------------------------------------


                -------------------------------------------------------------------------



                -------------------------------------------------------------------------


                -------------------------------------------------------------------------


                -------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                     Standard  Prudential Annuity Service Center        Overnight  Prudential Annuity Service Center
                     mail to:  PO Box 7590                              mail to:   2101 Welsh Road
                               Philadelphia, PA 19101                              Dresher, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday
                     through Friday between 8:00 a.m. and 9:00 p.m. Eastern time.
--------------------------------------------------------------------------------------------------------------------------

ORD 99669                        Page 6 of 6                          Ed. 3/2001